SUBJECT TO REVISION
-------------------
TERM SHEET DATED February 29, 2000


                                                                    Exhibit 99.1


                                    [LOGO]


                                 $340,000,000
                            GreenPoint Credit, LLC
                              Seller and Servicer

  Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-1


                                  DISCLAIMER

Attached is a preliminary Term Sheet describing the structure, collateral pool and certain aspects of the GreenPoint Credit Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-1. The Term Sheet has been prepared by the Underwriters based on collateral information provided by GreenPoint Credit, LLC for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither First Union Securities, Inc., Salomon Smith Barney Inc., Prudential Securities Incorporated, the Seller nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Term Sheet. This cover sheet is not part of the Term Sheet.

A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

                                     FIRST
                              [LOGO] UNION(R)

                         FIRST UNION SECURITIES, INC.

SELLER/SERVICER:       GreenPoint Credit, LLC ("GreenPoint")

TRUSTEE:               Bank One, National Association

LEAD UNDERWRITER:      First Union Securities, Inc.

COMANAGERS:            Salomon Smith Barney Inc., Prudential Securities
                       Incorporated

OFFERED CERTIFICATES:

                                 Ratings        Pass-Through       WAL         Exp Final        Last Scheduled
                  Amount     (Moody's/Fitch)        Rate        @ 200% MHP  Maturity To Call   Distribution Date
                -----------  ---------------  ----------------  ----------  ----------------   ------------------
A-1             $64,000,000     Aaa/AAA              (1)(2)        1.00             2/02              10/13
A-2              74,380,000     Aaa/AAA             .  %           2.99             8/04              11/22
A-3              15,000,000     Aaa/AAA             .  %           5.09            12/05               5/24
A-4              70,000,000     Aaa/AAA             .  %/(2)/     11.64            11/15               3/30
A-5              24,820,000     Aaa/AAA             .  %/(2)/      7.12            11/15              12/29
M-1              23,800,000      Aa2/AA             .  %/(2)/      9.61            11/15               3/30
M-2              23,800,000       A2/A              .  %/(2)/      9.61            11/15               3/30
B-1              18,700,000     Baa2/BBB            .  %/(2)/      5.80             1/08               9/23
B-2              25,500,000     Baa2/BBB            .  %/(2)/     12.40            11/15               3/30

--------------

(1) The Class A-1 Pass-Through Rate is based on one-month LIBOR plus a margin.
(2) The monthly Pass-Through Rate on the class is capped at the Available Funds Pass-Through Rate.



CLASS A CERTIFICIATES:                 Class A-1, Class A-2, Class A-3, Class A-
                                       4 and Class A-5 Certificates


CLASS M CERTIFICIATES:                 Class M-1 and Class M-2 Certificates

CLASS B CERTIFICIATES:                 Class B-1 and Class B-2 Certificates

OFFERED SUBORDINATED CERTIFICATES:     Class M and Class B Certificates

OTHER CERTIFICATES:                    In addition to the Offered Certificates,
                                       the Class R Certificates will be issued.
                                       The Class R Certificates are fully
                                       subordinated to the Class A, Class M and Class B Certificates.

CUT-OFF DATE:                          February 29, 2000

EXPECTED PRICING:                      [March 2, 2000]

EXPECTED SETTLEMENT:                   [March 16, 2000]

DISTRIBUTION DATE:                     The 20/th/ day of each month (or if such
                                       20/th/ day is not a business day, the
                                       next succeeding business day, each a
                                       "Distribution Date"), commencing on April
                                       20, 2000.

COLLECTION PERIOD:                     The "Collection Period" with respect to
                                       all Distribution Dates, is the period
                                       from and including the 1/st/ day of the
                                       calendar month immediately preceding such
                                       Distribution Date, to and including the
                                       last day of the same calendar month.

ERISA: The Class A Certificates are eligible for purchase by ERISA plans.

                                       Because the Offered Subordinated
                                       Certificates are subordinated securities, they will not satisfy the requirements of certain prohibited transaction exemptions. As a result, the purchase or holding of any of the Offered
                                       Subordinated Certificates by a Plan
                                       Investor may constitute a non-exempt
                                       prohibited transaction or result in the
                                       imposition of excise taxes or civil
                                       penalties.

SMMEA: The Class A and Class M-1 Certificates are expected to constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

                                       The Class M-2, Class B-1 and Class B-2
                                       Certificates are not "mortgage related

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                                        UNION(R)
                                 securities" for purposes of SMMEA.

TAX STATUS:                      For federal income tax purposes, the Trust
                                 Estate will be treated as one or more real estate mortgage investment conduits (each, a "REMIC"). The Class A, Class M and Class B
                                 Certificates will constitute "regular
                                 interests" in a REMIC for federal income tax purposes. The Class R Certificates will be treated as the sole class of "residual interests" in each REMIC for federal income tax purposes.

OPTIONAL TERMINATION:            The Servicer may exercise its right to
                                 repurchase all outstanding Contracts on or after the date the aggregate principal balance of the outstanding Contracts is less than 10% of the aggregate of the original principal balances of the Contracts.

EXPECTED PRICING SPEED:          200% MHP

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                                                                               3

                                   STRUCTURE

CREDIT ENHANCEMENT:                With respect to the Class A, Class M and
                                   Class B-1 Certificates, credit enhancement is provided by excess spread, subordinated classes and a letter of credit issued by GreenPoint Bank (the "Letter of Credit").
                                   With respect to the Class B-2 Certificates, credit enhancement is provided by a separate letter of credit (the "Class B-2 Letter of Credit"), also issued by GreenPoint Bank.

                                   The primary credit support for the Class A
                                   Certificates is the subordination of the Class M-1, Class M-2, Class B-1, Class B-2, and Class R Certificates, plus the Letter of Credit; for the Class M-1 Certificates it is the subordination of the Class M-2, Class B-1, Class B-2 and Class R Certificates, plus the Letter of Credit; for the Class M-2 Certificates it is the subordination of the Class B-1, Class B-2 and Class R Certificates, plus the Letter of Credit; and for the Class B-1 Certificates it is the subordination of the Class B-2 and Class R Certificates, plus the Letter of Credit. Credit support for the Class B-2 Certificates consists of the Class B-2 Letter of Credit.

LETTER OF CREDIT:                  The initial amount of the Letter of Credit
                                   will be equal to 0.5% of the Cut-off Date
                                   Pool Principal Balance. Thereafter, the
                                   Letter of Credit Amount shall be the Initial
                                   Letter of Credit Amount plus an amount equal to any reduction in the Class B-2 Principal
                                   Balance, less the amount of any payment under the Letter of Credit, plus the amount of any reimbursement to the Letter of Credit
                                   Provider in respect of any principal draws under the Letter of Credit; provided however that the Letter of Credit Amount will be subject to a maximum of 2% of the Cut-off
                                   Date Pool Principal Balance ($6,800,000).

                                   On any Distribution Date, the Draw Amount shall equal the lesser of (a) the excess of the amount distributable to the Class A, Class M and Class B-1 Certificates in respect of interest or principal on such Distribution Date over the amount available for such distribution on that date (other than from the Letter of Credit) and (b) the Letter of Credit Amount for such Distribution Date.

LETTER OF CREDIT FUNDING EVENT:    If GreenPoint Bank is downgraded below "Baa2"
                                   by Moody'sor "BBB" by Fitch, the Trustee shall draw the entire Letter of Credit Amount and deposit such amount into a reserve account to provide enhancement for distributions to the Certificates, other than the Class B-2 Certificates.

CLASS B-2 LETTER OF CREDIT:        The Class B-2 Letter of Credit issued by
                                   GreenPoint Bank will be available to pay principal and interest shortfalls on the Class B-2 Certificates (such payments, "Class
                                   B-2 Enhancement Payments").

LOSSES ON LIQUIDATED CONTRACTS:    The losses on liquidated Contracts will be
                                   allocated in the following order of priority:

                                   (1)  First, to the Class B-2 Certificates;

                                   (2)  Second, to the Class B-1 Certificates;

                                   (3)  Third, to the Class M-2 Certificates;
                                        and

                                   (4)  Fourth, to the Class M-1 Certificates.

                                   Class A Certificates will absorb losses pro rata after all Class B and Class M Certificates

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                                                                               4
                             have been written down to zero.

SERVICER ADVANCES:           For any month, if the Servicer receives a payment
                             on a Contract that is less than the full scheduled payment or receives no payment, the Servicer will advance its own funds to cover any shortfalls in payment of principal and interest due on the Offered Certificates so long as the Servicer deems such advances to be recoverable from future collections on that Contract. However, advances will not exceed the delinquent Contract payments.

DISTRIBUTIONS:               The Amount Available on each Distribution Date will
                             generally equal to (i) the sum of (a) the Advance, if any, for such Distribution Date and (b) the amount on deposit in the Certificate Account as of the close of business on the Deposit Date representing collections received during such Due
                             Period less (ii) the sum of (a) any repossession profits; (b) payments on Contracts that have been repurchased by the Seller as a result of a breach of a representation or warranty that are received during or after the month of repurchase; (c) excess
                             Contract payments and any payments not required to be distributed to the related Certificateholders on the related Distribution Date; (d) reimbursements to the Servicer in the amount of expenses incurred in connection with the liquidation of any Contracts and certain taxes and insurance premiums advanced by the Servicer in respect of the Manufactured
                             Homes; (e) reimbursement to the Servicer for Nonrecoverable Advances; and (f) 1/12 of the 1.00%
                             (the servicing fee). The Class A, Class M, and
                             Class B-1 Certificates will be entitled to payments under the Letter of Credit. The Class B-2
                             Certificates will be entitled to payments under the Class B-2 Letter of Credit.

INTEREST:                    With respect to any Distribution Date, the Interest
                             Period for each of the Offered Certificates with the exception of Class A-1 shall be the period from the first day of the calendar month preceding the month of such Distribution Date through the last day of such calendar month.

                             For the Class A-1 Certificates, with respect to the April 20, 2000 Distribution Date, the Interest Period shall be the period from the Closing Date to (but excluding) such Distribution Date. With respect to any subsequent Distribution Date, the Interest Period for the Class A-1 Certificates shall be the period from the preceding Distribution Date to (but excluding) such Distribution Date.

                             The "Interest Distribution Amount" means, with respect to any Class of Certificates, (i) interest accrued on such Class during the related Interest Period at the then applicable Pass-Through Rate on the Certificate Principal Balance with respect to the Class A Certificates or the Adjusted Certificate Principal Balance with respect to the Class M and Class B Certificates of such Class immediately prior to that Distribution Date, plus
                             (ii) any previously undistributed shortfalls in interest due to the Certificateholders of that Class in respect of prior Distribution Dates, plus, to the extent legally permissible, interest accrued on any such shortfalls during the related Interest Period at the then applicable Pass-Through Rate.

                             The "Available Funds Pass-Through Rate" for any Distribution Date will be a rate per annum equal to the weighted average of the Net Contract Rates on the then outstanding Contracts. The Net Contract Rate on any Contract is equal to the then applicable Contract Rate thereon, minus the Expense Fee Rate, which is equal to the servicing fee rate.

                             Each Class of the Offered Certificates, with the exception of Class A-1, will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis. The Class A-1 Certificates will accrue interest based on LIBOR plus a margin calculated on an actual/360 basis.

PRINCIPAL:                   After the Cross-over Date and so long as the
                             Principal Distribution Tests are met,

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                                                                               5
                              generally, principal will be distributed pro rata among the Class A, Class M-1, Class M-2 and Class
                              B Certificates. Principal will be distributed sequentially to Class B-1 and Class B-2, in numerical order, until each respective class is retired.

                              Prior to the Cross-over Date or on any
                              Distribution Date as of which the Principal
                              Distribution Tests are not met, principal will be allocated solely to the Class A Certificates as long as the aggregate Certificate Principal Balance of Class A Certificates has not been reduced to zero.

                              Principal distributions to Class A Certificates will be allocated first to pay the Class A-5 Lockout Pro Rata Principal Distribution Amount to Class A-5, and then sequentially to the other Class A Certificates, in numerical order, until each such class is retired.

                              Distributions will be made on each Distribution Date to holders of record on the related record date. Distributions on a Class of Certificates will be allocated among the Certificates of such Class in proportion to their respective percentage interests.

                              The "Formula Principal Distribution Amount" in respect of a Distribution Date equals the sum of
                              (i) all scheduled payments of principal due on each outstanding Contract during the Collection Period preceding the month in which the Distribution Date occurs, (ii) the Scheduled Principal Balance of each Contract which, during the Collection Period preceding the month of such Distribution Date, was purchased by GreenPoint pursuant to the Pooling and Servicing Agreement on account of certain breaches of its representations and warranties, (iii) all partial prepayments of principal on the Contracts received during such preceding Collection Period, (iv) the Scheduled Principal Balance of each Contract that was prepaid in full during such preceding Collection Period, (v) the Scheduled Principal Balance of each Contract that became a liquidated Contract during such preceding Collection Period, (vi) the aggregate of all non-cash reductions in the Scheduled Principal Balance of the Contracts during such proceeding Collection Period whether by bankruptcy or other similar proceeding or other adjustment by the Servicer in the normal course of its servicing activities, and (vii) any previously undistributed shortfalls in the amounts in clauses
                              (i) through (vi) in respect of the prior
                              Distribution Dates (other than any such shortfall with respect to which an Enhancement Payment has been made to the Class B-2 Certificateholders).

CLASS A-5 LOCKOUT PRO
RATA PRINCIPAL
DISTRIBUTION AMOUNT:          The Class A-5 Lockout Pro Rata Principal
                              Distribution Amount is an amount equal to the product of (1) the Class A-5 Lockout Percentage, and (2) the product of (A) a fraction, the numerator of which is the Class A-5 Certificate
                              Principal Balance immediately preceding such
                              Distribution Date and the denominator of which is the aggregate Class A Certificate Principal
                              Balance immediately preceding such Distribution
                              Date, and (B) the Class A Formula Principal
                              Distribution Amount for such Distribution Date.

                              The Class A-5 Lockout Percentage as to any
                              Distribution Date occurring during the periods set forth below, is the percentage designated as such as follows:

                                                                           Class A-5 Lockout
                              Distribution Date                                Percentage
                              -----------------                                ----------
                              April 2000 - March 2003                               0%
                              April 2003 - March 2004                              45%
                              April 2004 - March 2005                              80%
                              April 2005 - March 2006                             100%
                              April 2006 and thereafter                           300%

PRIORITY OF

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                                                                               6

DISTRIBUTIONS:                On each Distribution Date the Available
                              Distribution Amount plus (i) with respect to clauses 1 through 9 below, draws under the Letter of Credit and (ii) with respect to clauses 11 and 12 below, draws under the Class B-2 Letter of Credit, will be distributed in the following amounts and in the following order of priority:

                              (1)  first, to each class of the Class A
                                   Certificates, the related Interest
                                   Distribution Amount pro rata among the Class
                                   A Certificates for such Distribution Date;

                              (2) second, to the Class M-1 Certificates, the related Interest Distribution Amount for such Distribution Date;

                              (3) third, to the Class M-2 Certificates, the related Interest Distribution Amount for such Distribution Date;

                              (4) fourth, to the Class A Certificates, the related Unpaid Principal Shortfall Amount, if any, for such Distribution Date;

                              (5) fifth, to the Class A Certificates, the Class A Formula Principal Distribution Amount until the Certificate Principal Balance of each such Class is reduced to zero;

                              (6) sixth, to the Class M-1 Certificates, (a) first, Liquidation Loss Interest Amount to the Class M-1 Certificates, (b) second, Unpaid Liquidation Loss Interest Shortfall for the Class M-1 Certificates, (c) third, Unpaid Certificate Principal Shortfall for the Class M-1 Certificates and (d) fourth, Class M-1 Formula Principal Distribution Amount until the Class M-1 Certificate Principal Balance is reduced to zero;

                              (7) seventh, to the Class M-2 Certificates, (a) first, Liquidation Loss Interest Amount to the Class M-2 Certificates, (b) second, Unpaid Liquidation Loss Interest Shortfall for the Class M-2 Certificates, (c) third, Unpaid Certificate Principal Shortfall for the Class M-2 Certificates and (d) fourth, Class M-2 Formula Principal Distribution Amount until the Class M-2 Certificate Principal Balance is reduced to zero;

                              (8) eighth, to the Class B-1 Certificates, the related Interest Distribution Amount for such Distribution Date;

                              (9) ninth, to the Class B-1 Certificates, (a) first, Liquidation Loss Interest Amount to the Class B-1 Certificates, (b) second, Unpaid Liquidation Loss Interest Shortfall for the Class B-1 Certificates, (c) third, Unpaid Certificate Principal Shortfall for the Class B-1 Certificates and (d) fourth, Class B-1 Formula Principal Distribution Amount until the Class B-1 Certificate Principal Balance is reduced to zero;

                              (10) tenth, to GreenPoint Bank as Letter of Credit
                                   Provider, an amount equal to any unreimbursed Enhancement Payments;

                              (11) eleventh, to the Class B-2 Certificates, the
                                   related Interest Distribution Amount for such Distribution Date;

                              (12) twelfth, to the Class B-2 Certificates, (a)
                                   first, Liquidation Loss Interest Amount to the Class B-2 Certificates, (b) second, Unpaid Liquidation Loss Interest Shortfall for the Class B-2 Certificates, (c) third, Unpaid Certificate Principal Shortfall for the Class B-2 Certificates and (d) fourth, Class B-2 Formula Principal Distribution Amount until the Class B-2 Certificate Principal Balance is reduced to zero;

                              (13) thirteenth, to GreenPoint Bank as Class B-2
                                   Letter of Credit Provider, an amount equal to any unreimbursed Class B-2 Enhancement Payments; and

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                                                                               7

                              (14) finally, any remainder to the Class R
                                   Certificates.

CROSS-OVER DATE:              The later to occur of (a) the Distribution Date
                              occurring in April 2004 or (b) the first
                              Distribution Date on which the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the Adjusted Certificate Principal Balance of the
                              Subordinated Certificates for such Distribution
                              Date, and the denominator of which is the Pool
                              Scheduled Principal Balance on such Distribution
                              Date, equals or exceeds 1.5 times the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the initial aggregate Adjusted Certificate Principal
                              Balance of the Subordinated Certificates, and the denominator of which is the Pool Scheduled
                              Principal Balance on the Cut-off Date.

PRINCIPAL DISTRIBUTION
TEST: The Average Sixty-Day Delinquency Ratio is less than or equal to [6.0]%, the Current Realized Loss Ratio is less than or equal to [3.5]%; and the Cumulative Realized Losses are less than or equal to the percentage of the Cut-off Date Pool Scheduled Principal Balance set forth below:

                                   [7.50]% April 2004 through March 2005,
                                   [8.50]% April 2005 through March 2006,
                                   [9.50]% April 2006 through March 2007,
                                   [11.00]% April 2007 through March 2008, and
                                   [11.00]% thereafter.

                              The "Average Sixty-Day Delinquency Ratio" for a Distribution Date is the arithmetic mean of the Sixty-Day Delinquency Ratio for such Distribution Date and the two preceding Distribution Dates. "Sixty-Day Delinquency Ratio" means, with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate unpaid principal balance of all Contracts that were delinquent 60 or more days as of the end of the related Collection Period (including Contracts in respect of which the related manufactured homes have been repossessed but are still in inventory), and the denominator of which is the Pool Balance as of the end of such Collection Period.

                              "Current Realized Loss Ratio" means, with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is aggregate of Realized Losses as of such Distribution Date and each of the two immediately preceding Distribution Dates, multiplied by four, and the denominator of which is the arithmetic average of the Pool Balance as of the third preceding Distribution Date and the Pool Balance as of such Distribution Date.

                              "Cumulative Realized Losses" means, with respect to any Distribution Date, the sum of Realized Losses with respect to such Distribution Date and each preceding Distribution Date.

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                                                                               8

                               THE CONTRACT POOL

THE CONTRACT POOL:            On the Closing Date, the Trust expects to purchase
                              a pool of fixed rate manufactured housing contracts (the "Contracts") having an aggregate principal balance of approximately $340,000,000.

                              The Cut-off Date for the Contracts will be February 29, 2000. The characteristics of the Contracts are presented below are based on data as of January 31, 2000 (the "Contract Statistical Calculation Date"). In addition, there will be one payment due on the Contracts between the Contract Statistical Calculation Date and the actual Cut-off Date. As a result, the principal balance of the Contracts will be lower upon inclusion in the Trust Fund than the principal balance of the Contracts set forth herein. It is possible that the final pool of Contracts as of the Cut-off Date will contain fewer or more contracts than as of the Contract Statistical Calculation Date. The characteristics of the Contracts as of the Cut-off Date are not expected to differ materially from those determined as of the Contract Statistical Calculation Date.

          Aggregate Principal Balance of Contracts:            $353,959,295.26
          Number of Contracts:                                           7,928
          Avg. Remaining Principal Balance:                    $     44,646.73

          Wtd. Avg. Contract Rate:                                       10.25%
          Range of Contract Rates:                               6.00% - 17.75%

          Wtd. Avg. Original Maturity:                                 329 mos.
          Range of Original Maturity:                               18-362 mos.

          Wtd. Avg. Remaining Maturity:                                327 mos.
          Range of Remaining Maturity:                              17-360 mos.

          Wtd. Avg. LTV:                                                 88.17%

          New/Used:                                                 87.1%/12.9%

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                                                                               9

           GEOGRAPHIC DISTRIBUTION OF PROPERTY LOCATION OF CONTRACTS

                                                                                             % of Contracts
                                         Number              Scheduled Principal            Pool By Scheduled
State                                 of Contracts           Balance Outstanding            Principal Balance
ALABAMA                                     383                  15,445,205.77                        4.36%
ARIZONA                                     227                   9,779,331.86                        2.76%
ARKANSAS                                    234                   9,240,927.75                        2.61%
CALIFORNIA                                   74                   2,583,747.59                        0.73%
COLORADO                                    160                   6,506,596.49                        1.84%
DELAWARE                                     16                     737,370.33                        0.21%
FLORIDA                                     407                  21,475,273.94                        6.07%
GEORGIA                                     694                  34,308,258.39                        9.69%
IDAHO                                        37                   1,865,934.77                        0.53%
ILLINOIS                                    130                   5,515,187.15                        1.56%
INDIANA                                     222                   9,620,898.48                        2.72%
IOWA                                         42                   1,522,121.23                        0.43%
KANSAS                                       85                   3,976,288.95                        1.12%
KENTUCKY                                    285                  11,562,464.21                        3.27%
LOUISIANA                                   185                   7,368,814.71                        2.08%
MAINE                                        39                   1,860,891.59                        0.53%
MARYLAND                                     14                     343,817.96                        0.10%
MASSACHUSETTS                                 2                     135,428.15                        0.04%
MICHIGAN                                    266                  12,717,549.41                        3.59%
MINNESOTA                                    72                   2,598,708.29                        0.73%
MISSISSIPPI                                 182                   6,191,546.02                        1.75%
MISSOURI                                    149                   6,389,520.80                        1.81%
MONTANA                                      36                   1,706,404.10                        0.48%
NEBRASKA                                     41                   2,050,801.65                        0.58%
NEVADA                                       56                   2,430,140.65                        0.69%
NEW HAMPSHIRE                                31                   1,439,589.68                        0.41%
NEW JERSEY                                    1                      45,077.50                        0.01%
NEW MEXICO                                  149                   6,715,641.83                        1.90%
NEW YORK                                    169                   9,740,677.98                        2.75%
NORTH CAROLINA                              783                  34,254,349.58                        9.68%
NORTH DAKOTA                                 30                   1,580,583.59                        0.45%
OHIO                                        269                  11,456,433.82                        3.24%
OKLAHOMA                                    188                   7,062,758.51                        2.00%
OREGON                                      123                   7,437,873.92                        2.10%
PENNSYLVANIA                                154                   6,356,358.54                        1.80%
SOUTH CAROLINA                              149                   5,953,156.64                        1.68%
SOUTH DAKOTA                                 35                   1,519,933.20                        0.43%
TENNESSEE                                   249                  10,519,799.29                        2.97%
TEXAS                                       953                  43,194,620.45                       12.20%
UTAH                                         14                     849,279.07                        0.24%
VERMONT                                      33                   2,229,268.53                        0.63%
VIRGINIA                                    193                   9,447,448.35                        2.67%
WASHINGTON                                  103                   5,923,944.53                        1.67%
WEST VIRGINIA                               174                   6,429,768.17                        1.82%
WISCONSIN                                    42                   1,707,398.85                        0.48%

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                                                                              10

WYOMING                                      48                   2,162,102.99                        0.61%
                                           ----                 --------------                      ------
Total                                      7928                 353,959,295.26                      100.00%

                 DISTRIBUTION OF ORIGINAL AMOUNTS OF CONTRACTS

                                                                                              % of Contract
Original Contract                        Number              Scheduled Principal            Pool By Scheduled
Amount (in Dollars)(1)                of Contracts           Balance Outstanding            Principal Balance
$  0     - $  5,000                             6                      25,788.24                        0.01%
$  5,001 - $  7,500                            44                     283,713.62                        0.08%
$  7,501 - $ 10,000                           128                   1,129,247.18                        0.32%
$ 10,001 - $ 12,500                           193                   2,151,467.86                        0.61%
$ 12,501 - $ 15,000                           206                   2,813,557.34                        0.79%
$ 15,001 - $ 17,500                           190                   3,077,445.91                        0.87%
$ 17,501 - $ 20,000                           220                   4,105,000.07                        1.16%
$ 20,001 - $ 22,500                           248                   5,271,478.37                        1.49%
$ 22,501 - $ 25,000                           288                   6,838,762.35                        1.93%
$ 25,001 - $ 27,500                           354                   9,321,741.30                        2.63%
$ 27,501 - $ 30,000                           387                  11,153,893.24                        3.15%
$ 30,001 - $ 32,500                           364                  11,321,520.66                        3.20%
$ 32,501 - $ 35,000                           383                  12,934,116.46                        3.65%
$ 35,001 - $ 40,000                           764                  28,662,351.67                        8.10%
$ 40,001 - $ 45,000                           643                  27,362,402.34                        7.73%
$ 45,001 - $ 50,000                           642                  30,489,085.72                        8.61%
$ 50,001 - $ 55,000                           594                  31,161,877.26                        8.80%
$ 55,001 - $ 60,000                           518                  29,717,367.78                        8.40%
$ 60,001 - $ 65,000                           403                  25,135,627.61                        7.10%
$ 65,001 - $ 70,000                           343                  23,013,050.50                        6.50%
$ 70,001 - $ 75,000                           238                  17,237,453.22                        4.87%
$ 75,001 - $ 80,000                           217                  16,777,579.71                        4.74%
$ 80,001 - $ 85,000                           109                   8,982,259.40                        2.54%
Over $85,000                                  446                  44,992,507.45                       12.71%
                                             ----                 --------------                      ------
Total (1)                                    7928                 353,959,295.26                      100.00%

(1) The largest original Contract amount is $175,926.64. The Scheduled Balance of this Contract represents 0.05% of the Pool Scheduled Principal Balance.

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                                                                              11

                          CONTRACT RATES OF CONTRACTS

                                                                                              % of Contract
                                         Number              Scheduled Principal            Pool By Scheduled
Contract Rate                         of Contracts           Balance Outstanding            Principal Balance
  6.00 -   6.24                               4                     183,985.00                        0.05%
  6.25 -   6.49                              19                     997,626.84                        0.28%
  6.50 -   6.74                              13                     779,784.66                        0.22%
  6.75 -   6.99                             128                   7,267,222.03                        2.05%
  7.00 -   7.24                              68                   4,164,107.19                        1.18%
  7.25 -   7.49                             308                  18,011,184.61                        5.09%
  7.50 -   7.74                             346                  22,154,774.08                        6.26%
  7.75 -   7.99                             113                   8,118,019.57                        2.29%
  8.00 -   8.24                             179                  13,824,103.82                        3.91%
  8.25 -   8.49                             222                  16,593,731.33                        4.69%
  8.50 -   8.74                             314                  23,275,671.50                        6.58%
  8.75 -   8.99                             141                   8,071,808.88                        2.28%
  9.00 -   9.24                              87                   5,298,923.86                        1.50%
  9.25 -   9.49                             124                   6,605,547.51                        1.87%
  9.50 -   9.74                             212                  12,782,798.22                        3.61%
  9.75 -   9.99                             272                  15,390,463.95                        4.35%
 10.00 -  10.24                             454                  23,379,691.08                        6.61%
 10.25 -  10.49                             100                   4,937,025.22                        1.39%
 10.50 -  10.74                             420                  20,455,267.89                        5.78%
 10.75 -  10.99                             317                  14,362,132.78                        4.06%
 11.00 -  11.24                             260                  12,417,599.93                        3.51%
 11.25 -  11.49                             281                  10,804,294.67                        3.05%
 11.50 -  11.74                             171                   6,713,324.43                        1.90%
 11.75 -  11.99                             283                  10,462,086.01                        2.96%
 12.00 -  12.24                             341                  13,600,716.32                        3.84%
 12.25 -  12.49                             320                  11,554,609.73                        3.26%
 12.50 -  12.74                             160                   5,612,149.88                        1.59%
 12.75 -  12.99                             111                   3,691,042.09                        1.04%
 13.00 -  13.24                             125                   4,272,342.90                        1.21%
 13.25 -  13.49                             247                   7,942,340.24                        2.24%
 13.50 -  13.74                             186                   5,793,955.45                        1.64%
 13.75 -  13.99                             146                   4,633,872.84                        1.31%
 14.00 -  14.24                             154                   4,170,123.96                        1.18%
 14.25 -  14.49                             208                   4,547,641.41                        1.28%
 14.50 -  14.74                             160                   3,804,598.33                        1.07%
 14.75 -  14.99                             110                   2,321,250.08                        0.66%
 15.00 -  15.24                             241                   4,481,789.08                        1.27%
 15.25 -  15.49                             155                   3,021,765.06                        0.85%
 15.50 -  15.74                             126                   2,416,628.89                        0.68%
 15.75 -  15.99                              36                     826,868.29                        0.23%
 16.00 -  16.24                              54                     792,459.05                        0.22%
16.25+                                      212                   3,423,966.60                        0.97%
                                           ----                 --------------                      ------
Total                                      7928                 353,959,295.26                      100.00%

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                                                                              12

          DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS

                                                                                              % of Contract
                                         Number              Scheduled Principal            Pool By Scheduled
Loan-to-Value Ratio (1)               of Contracts           Balance Outstanding            Principal Balance
0.01 - 50.49                                  74                   1,616,690.23                        0.46%
50.50 - 60.49                                 67                   1,816,774.87                        0.51%
60.50 - 70.49                                163                   6,588,702.22                        1.86%
70.50 - 80.49                                741                  30,353,988.23                        8.58%
80.50 - 85.49                                718                  34,598,041.33                        9.77%
85.50 - 90.49                               2984                 125,875,344.42                       35.56%
90.50 - 95.49                               3056                 148,981,108.26                       42.09%
Greater than 95.49                           125                   4,128,645.70                        1.17%
                                            ----                 --------------                      ------
Total                                       7928                 353,959,295.26                      100.00%

_____________________
(1) Rounded to the nearest 1%.

                   REMAINING MONTHS TO MATURITY OF CONTRACTS

                                                                                              % of Contract
                                         Number              Scheduled Principal            Pool By Scheduled
Months Remaining                      of Contracts           Balance Outstanding            Principal Balance
   0 -  30                                     3                      13,492.63                        0.00%
  31 -  60                                    47                     414,116.72                        0.12%
  61 -  90                                    78                     950,390.33                        0.27%
  91 - 120                                   326                   4,913,847.39                        1.39%
 121 - 150                                    91                   1,305,662.73                        0.37%
 151 - 180                                   749                  15,163,804.62                        4.28%
 181 - 210                                     5                     156,804.74                        0.04%
 211 - 240                                  1232                  38,233,724.63                       10.80%
 241 - 270                                     6                     225,240.14                        0.06%
 271 - 300                                   726                  31,653,318.87                        8.94%
 301 - 360                                  4665                 260,928,892.46                       73.72%
                                            ----                 --------------                      ------
Total                                       7928                 353,959,295.26                      100.00%

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                                                                              13

                       YEARS OF ORIGINATION OF CONTRACTS

                                                                                              % of Contract
                                         Number              Scheduled Principal            Pool By Scheduled
Year of Origination                   of Contracts           Balance Outstanding            Principal Balance
1998                                            2                     139,228.45                        0.04%
1999                                         5284                 239,458,232.99                       67.65%
2000                                         2642                 114,361,833.82                       32.31%
                                             ----                 --------------                      ------
Total                                        7928                 353,959,295.26                      100.00%

                             NEW / USED CONTRACTS

                                                                                              % of Contract
                                         Number              Scheduled Principal            Pool By Scheduled
New/Used                              of Contracts           Balance Outstanding            Principal Balance
Used                                         1908                  45,694,882.43                       12.91%
New                                          6020                 308,264,412.83                       87.09%
                                             ----                 --------------                      ------
Total                                        7928                 353,959,295.26                      100.00%

                      LAND HOME / CONVENTIONAL CONTRACTS

                                                                                                % of Contract
                                         Number              Scheduled Principal              Pool By Scheduled
Land/Home Conventional                of Contracts           Balance Outstanding              Principal Balance
Conventional                                 6681                 259,882,043.03                         73.42%
Land/Home                                    1247                  94,077,252.23                         26.58%
                                             ----                 --------------                        ------
Total                                        7928                 353,959,295.26                        100.00%

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                                                                              14

                              STEP RATE CONTRACTS

                                                                       % of Contract
                        Number             Scheduled Principal       Pool By Scheduled
Step Rate              of Contracts        Balance Outstanding       Principal Balance
Non-Step Rate                  6527             278,123,890.14                   78.58%
RS1/(1)/                         18                 968,743.45                    0.27%
RS2/(2)/                          9                 444,443.40                    0.13%
RS3/(3)/                       1374              74,422,218.27                   21.03%
                               ----             --------------                  ------
Total                          7928             353,959,295.26                  100.00%

_____________________________
(1) The Contract Rates for these Contracts increase by 251 basis points in the thirteenth month after origination.
(2) The Contract Rates for these Contracts increase by 226 basis points in the thirteenth month after origination.
(3) The Contract Rates for these Contracts increase by 125 basis points in the thirteenth month after origination and by an additional 125 basis points in the twenty-fifth month after origination.

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                                                                              15

                          MHP Prepayment Sensitivities

                               0% MHP                     150% MHP                    175% MHP
                               ------                     --------                    --------

                          WAL         Maturity        WAL         Maturity        WAL         Maturity
     To Call
     Class A-1            7.94         10/13          1.26          7/02          1.12          4/02
     Class A-2           17.98         11/22          4.07          4/07          3.44          9/05
     Class A-3           23.43          5/24          8.23          7/09          6.47         10/07
     Class A-4           27.10         10/28         15.14          3/19         13.35          6/17
     Class A-5           12.91         10/28          7.80          3/19          7.45          6/17
     Class M-1           23.99         10/28         11.25          3/19         10.31          6/17
     Class M-2           23.99         10/28         11.25          3/19         10.31          6/17
     Class B-1           20.20          9/23          6.48          4/09          6.03          7/08
     Class B-2           26.77         10/28         14.75          3/19         13.44          6/17

     To Maturity
     Class A-1            7.94         10/13          1.26          7/02          1.12          4/02
     Class A-2           17.98         11/22          4.07          4/07          3.44          9/05
     Class A-3           23.43          5/24          8.23          7/09          6.47         10/07
     Class A-4           27.29          3/30         16.39          3/30         14.61          3/30
     Class A-5           12.91         12/29          7.81         12/29          7.46         11/29
     Class M-1           24.09          3/30         11.90          3/30         11.01          3/30
     Class M-2           24.09          3/30         11.90          3/30         11.01          3/30
     Class B-1           20.20          9/23          6.48          4/09          6.03          7/08
     Class B-2           26.94          3/30         15.87          3/30         14.67          3/30

                               0% MHP                     150% MHP                    175% MHP
                               ------                     --------                    --------

                          WAL         Maturity        WAL         Maturity        WAL         Maturity
     To Call
     Class A-1            1.00          2/02          0.84         10/01          0.78          8/01
     Class A-2            2.99          8/04          2.45          8/03          2.26          4/03
     Class A-3            5.09         12/05          3.69          2/04          3.36         10/03
     Class A-4           11.64         11/15          8.74          4/13          7.57          3/12
     Class A-5            7.12         11/15          6.59          4/13          6.36          3/12
     Class M-1            9.61         11/15          8.51          4/13          8.06          3/12
     Class M-2            9.61         11/15          8.51          4/13          8.06          3/12
     Class B-1            5.80          1/08          5.46          5/07          5.34          1/07
     Class B-2           12.40         11/15         10.74          4/13         10.06          3/12

     To Maturity
     Class A-1            1.00          2/02          0.84         10/01          0.78          8/01
     Class A-2            2.99          8/04          2.45          8/03          2.26          4/03
     Class A-3            5.09         12/05          3.69          2/04          3.36         10/03
     Class A-4           12.86          3/30          9.78          3/30          8.49          3/30
     Class A-5            7.13         11/29          6.60          7/29          6.38          2/29
     Class M-1           10.37          3/30          9.34          3/30          8.92          3/30
     Class M-2           10.37          3/30          9.34          3/30          8.92          3/30
     Class B-1            5.80          1/08          5.46          5/07          5.34          1/07
     Class B-2           13.72          3/30         12.18          3/30         11.54          3/30


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by First Union


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                                                                              16

Securities, Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. First Union Securities, Inc. makes no representations that the above referenced security will actually perform as described in any scenario presented.



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                                                                              17